UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 12, 2004
                                                        -----------------

                                 PubliCARD, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Pennsylvania                    0-29794                  23-0991870
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


One Rockefeller Plaza, 14th Floor,
New York, NY                                                        10020
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code            (212) 651-3102
                                                              --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       On November 12, 2004, PubliCARD, Inc. announced its results of operations for the three and nine months ended September 30, 2004. A copy of the press release announcing the results of operations is filed as Exhibit 99.1.

       The information in this report, including the exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section. Furthermore, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Exhibits

99.1 Press release dated November 12, 2004 announcing the results of operations for the three and nine months ended September 30, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PubliCARD, Inc.
                                               Registrant


Date:  November 12, 2004                       /s/ Antonio L. DeLise
                                               --------------------------------
                                               Antonio L. DeLise, President,
                                               Chief Executive Officer, Chief
                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description

99.1 Press release dated November 12, 2004 announcing the results of operations for the three and nine months ended September 30, 2004